CL2 Page 1 Summary of Benefits Accident Benefits for Motorola Solutions, Inc. You are a Covered Person and eligible for coverage under the plan, if you are in the eligible class defined below. For benefits to be payable the Policy must be in force, the required premium must be paid and you must be engaging in one of the Covered Activities described below. If you are not in Active Service on the date your insurance would otherwise be effective, it will go into effect on the date you return to Active Service. Class Description: All non-employee directors of the Policyholder who are in Active Service Your Dependents (your lawful spouse and unmarried children, subject to the age limits shown in the Policy) are also covered, if they are traveling with you. Period of Coverage: You will be insured on the later of the Policy Effective Date or the date that you become eligible. Your coverage will end on the earliest of the date: 1) the Policy terminates; 2) you are no longer eligible; or 3) the period ends for which the required premium is paid. Dependents coverage will end on the earliest of the date: 1) he or she is no longer a Dependent; 2) your coverage ends; or 3) the period ends for which the required premium is paid. Covered Activities Exposure & Disappearance - Coverage includes exposure to the elements after the forced landing, stranding, sinking, or wrecking of a vehicle in which you were traveling. You are presumed dead if you are in a vehicle that disappears, sinks, or is stranded or wrecked on a trip covered by the Policy; and the body is not found within one year of the Covered Accident. 24-Hour Coverage - We will pay the benefits described in the Policy when you suffer a Covered Accident any time while insured by the Policy. Unless otherwise specified, We will pay benefits only once for a Covered Accident. Business Travel - The Covered Accident must take place while traveling: 1) on business for the Policyholder; and 2) in the course of the Policyholder’s business. This coverage does not include commuting between home and the place of work. This coverage will start at the actual start of the trip. It does not matter whether the trip starts at your home, place of work, or other place. It will end on the first of the following dates to occur: 1) the date you return to your home; 2) the date you return to your place of work; or 3) the date your Personal Deviation is more than 14 day(s). “Personal Deviation” means: 1) an activity that is not reasonably related to the Policyholder’s business; and 2) not incidental to the purpose of the trip. Hijacking and Air Piracy - The Covered Accident must: 1) take place during the: a) hijacking of an Aircraft; b) air piracy; or c) unlawful seizure or attempted seizure of an Aircraft; and 2) take place while you are in the course of the Policyholder’s business. Coverage begins with the onset of the hijacking or air piracy and continues while you are subject to the control of the person or persons responsible for the hijacking/air piracy and during travel directly to your home or scheduled destinations. “Hijacking” or “Air Piracy,” as used here, means the unlawful seizure or wrongful exercise of control of an aircraft or conveyance, or the crew thereof, in which you are traveling solely as a passenger. Owned, Leased, or Controlled Aircraft - The Covered Accident must take place while: 1) you are riding in, or getting on or off of, a covered aircraft; or 2) as a result of you being struck by a covered aircraft. 3) away from the Policyholder's premises in your city of permanent assignment; 4) on business for the Policyholder; and 5) in the course of the Policyholder's business. This coverage will start at the actual start of the trip. It does not matter whether the trip starts at your home, place of work, or other place. It will end on the first of the following dates to occur: 1) the date you return to your home; 2) the date you return to your place of work; or 3) the date your Personal Deviation is more than 14 day(s). “Personal Deviation” means: 1) an activity that is not reasonably related to the Policyholder's business; and 2) not incidental to the purpose of the trip. An aircraft will be deemed “controlled” by the Policyholder if the Policyholder may use it for more than 10 straight days, or more than 15 days in any year. Aircraft Restrictions - If the Covered Accident happens while you are riding in, or getting on or off of, an aircraft, We will pay benefits, but only if: 1) you are riding as a passenger only, and not as a pilot or member of the crew (except as provided by the Policy); and 2) the aircraft has a valid certificate of airworthiness; and 3) the aircraft is flown by a pilot with a valid license; and 4) the aircraft is not being used for: (i) crop dusting, spraying, or seeding; firefighting; skywriting; skydiving or hang Exhibit 10.1

CL1 Page 2 gliding; pipeline or power line inspection; aerial photography or exploration; racing, endurance tests, stunt or acrobatic flying; or (ii) any operation which requires a special permit from the FAA, even if it is granted (this does not apply if the permit is required only because of the territory flown over or landed on). 5) the aircraft is a military transport aircraft flown by the U.S. Military Airlift Command (MAC), or similar air transport service of another country. Description of Benefits Aggregate Limit - We will not pay more than $15,000,000 per Covered Accident for all losses. If, in the absence of this provision, We would pay more than this amount for all losses under the policy, then the benefits payable to each person with a valid claim will be reduced proportionately. Accidental Death and Dismemberment Benefits - If your Injury results, within 365 days from the date of a Covered Accident, in any one of the losses shown below, We will pay the Benefit Amount shown below for that loss. Your Principal Sum is $500,000. Your spouse’s Principal Sum is $50,000. Your child’s Principal Sum is $25,000. If multiple losses occur, only one Benefit Amount, the largest, will be paid for all losses due to the same Covered Accident. Schedule of Covered Losses Covered Loss Benefit Amount Life ........................................................................................................................ 100% of the Principal Sum Two or more Members .......................................................................................... 100% of the Principal Sum Quadriplegia.......................................................................................................... 100% of the Principal Sum One Member ........................................................................................................... 50% of the Principal Sum Hemiplegia .............................................................................................................. 75% of the Principal Sum Paraplegia ............................................................................................................... 75% of the Principal Sum Thumb and Index Finger of the Same Hand .......................................................... 25% of the Principal Sum “Quadriplegia” means total Paralysis of both upper and lower limbs. “Hemiplegia” means total Paralysis of the upper and lower limbs on one side of the body. “Paraplegia” means total Paralysis of both lower limbs or both upper limbs. “Paralysis” means total loss of use. A Doctor must determine the loss of use to be complete and not reversible at the time the claim is submitted. “Member” means Loss of Hand or Foot, Loss of Sight, Loss of Speech and Loss of Hearing. “Loss of Hand or Foot” means complete Severance through or above the wrist or ankle joint. “Loss of Sight” means the total, permanent Loss of Sight of one eye. “Loss of Speech” means total and permanent loss of audible communication that is irrecoverable by natural, surgical or artificial means. “Loss of Hearing” means total and permanent Loss of Hearing in both ears that is irrecoverable and cannot be corrected by any means. “Loss of a Thumb and Index Finger of the Same Hand” means complete Severance through or above the metacarpophalangeal joints of the same hand (the joints between the fingers and the hand). “Severance” means the complete separation and dismemberment of the part from the body. Coma Benefit - We will pay 1% of the Principal Sum per month up to 11 months and thereafter in a lump sum of 100% of the Principal Sum if you become Comatose within 31 days of a Covered Accident and remain in a Coma for at least 31 days. We reserve the right, at the end of the first 31 days of Coma, to require proof that you remain Comatose. This proof may include, but is not limited to, requiring an independent medical examination at Our expense. Monthly payments will end on the first of the following dates: 1) the end of the month in which you die; 2) the end of the 11th month for which this benefit is payable; 3) the end of the month in which you recover from the Coma. You are deemed “Comatose” or in a “Coma” if you are in a profound stupor or state of complete and total unconsciousness, as the result of a Covered Accident. Disability Benefit (Permanent Total Disability) - We will pay 100% of the Principal Sum if you are under age 70 and Permanently Totally Disabled as a direct result of, and from no other cause but, a Covered Accident. Permanent Total Disability must begin within 365 days from the date of your Covered Accident. Disability Benefits will begin when: 1) the applicable Benefit Waiting Period of 365 days is satisfied; and 2) you provide satisfactory proof of Permanent Total Disability to Us.

CL1 Page 3 “Total Disability” or “Totally Disabled” means, due to an Injury from a Covered Accident, you: 1) if employed, cannot do any work for which you are, or may become, qualified by reason of education, experience or training; and 2) if not employed, cannot perform the normal and customary activities of a healthy person of like age and sex. “Permanent Total Disability” or “Permanently Totally Disabled” means you are Totally Disabled and are expected to remain so disabled, as certified by a Doctor, for the rest of your life. Permanent Total Disability must be the result of the same Covered Accident that caused the Total Disability. Emergency Medical Benefits - We will pay up to $10,000 for Covered Expenses incurred for emergency medical services to treat you if you: 1) suffer a Medical Emergency during the course of a Trip; and 2) are traveling 100 miles or more away from your place of permanent residence. Covered Expenses include expenses for guarantee of payment to a medical provider, Hospital or treatment facility. Benefits for these Covered Expenses will not be payable unless the charges incurred: 1) are Medically Necessary and do not exceed the charges for similar treatment, services or supplies in the locality where the expense is incurred; and 2) do not include charges that would not have been made if there were no insurance. Benefits will not be payable unless We authorize in writing, or by an authorized electronic or telephonic means, all expenses in advance, and services are rendered by Our assistance provider. Emergency Medical Evacuation Benefit - We will pay 100% of Covered Expenses incurred for your medical evacuation if you: 1) suffer a Medical Emergency during the course of the Trip; 2) require Emergency Medical Evacuation; and 3) are traveling 100 miles or more away from your place of permanent residence. Covered Expenses; 1) Medical Transport: expenses for transportation under medical supervision to a different hospital, treatment facility or to your place of residence for Medically Necessary treatment in the event of your Medical Emergency and upon the request of the Doctor designated by Our assistance provider in consultation with the local attending Doctor. 2) Dispatch of a Doctor or Specialist: the Doctor’s or specialist’s travel expenses and the medical services provided on location, if, based on the information available, your condition cannot be adequately assessed to evaluate the need for transport or evacuation and a doctor or specialist is dispatched by Our service provider to your location to make the assessment. 3) Return of Dependent Child(ren): expenses to return each Dependent child who is under age 18 to his or her principal residence if a) you are age 18 or older; and b) you are the only person traveling with the minor Dependent child(ren); and c) you suffer a Medical Emergency and must be confined in a Hospital. 4) Escort Services: expenses for an Immediate Family Member or companion who is traveling with you to join you during your emergency medical evacuation to a different hospital, treatment facility or your place of residence. Benefits for these Covered Expenses will not be payable unless: 1) the Doctor ordering the Emergency Medical Evacuation certifies the severity of your Medical Emergency requires an Emergency Medical Evacuation; 2) all transportation arrangements made for the Emergency Medical Evacuation are by the most direct and economical conveyance and route possible; 3) the charges incurred are Medically Necessary and do not exceed the Usual and Customary Charges for similar transportation, treatment, services or supplies in the locality where the expense is incurred; and 4) do not include charges that would not have been made if there were no insurance. Benefits will not be payable unless We authorize in writing, or by an authorized electronic or telephonic means, all expenses in advance, and services are rendered by Our assistance provider. In the event you refuse to be medically evacuated, we will not be liable for any medical expenses incurred after the date medical evacuation is recommended. Rehabilitation Benefit - We will pay $50,000 if you suffer an Accidental Dismemberment covered under the Policy and you are participating in a Rehabilitation Program that is prescribed by a Doctor. Benefits are payable for: 1) the facility providing the Rehabilitation Program in which you are participating; and 2) Immediate Family Members who incur expenses for travel to and from the location at which you are participating in a Rehabilitation Program provided actual receipts are submitted with the claim. Benefits will end when the first of the following events occur: 1) the date you complete the Rehabilitation Program; and 2) the date you die. “Immediate Family Member” means your parent, grandparent, spouse, child, brother, sister, or in-laws. “Rehabilitation Program” means a specialized, intensive program for rehabilitation or assimilation at an accredited medical facility specializing in research, surgery, and training of persons with Accidental Dismemberment Covered Losses as outlined in the Schedule of Covered Losses. Repatriation of Remains Benefit - We will pay 100% of Covered Expenses for preparation and return of your body to your home if you die as a result of a Medical Emergency while traveling 100 miles or more away from your place of permanent residence. Covered expenses include: 1) expenses for embalming or cremation; 2) the least costly coffin or receptacle adequate for transporting the remains; 3) transporting the remains; and 4) Escort Services which include expenses for an

CL1 Page 4 Immediate Family Member or companion who is traveling with you to join your body during the repatriation to your place of residence. All transportation arrangements must be made by the most direct and economical route and conveyance possible and may not exceed the Usual and Customary Charges for similar transportation in the locality where the expense is incurred. Benefits will not be payable unless We authorize in writing, or by an authorized electronic or telephonic means, all expenses in advance, and services are rendered by Our assistance provider. Seatbelt and Airbag Benefit - We will pay $25,000 when you die or are dismembered directly and independently from Injuries sustained while wearing a seatbelt and operating or riding as a passenger in an Automobile. An additional $10,000 if you were also positioned in a seat protected by a properly-functioning and properly deployed Supplemental Restraint System (Airbag). Verification of proper use of the seatbelt at the time of the Covered Accident and that the Supplemental Restraint System properly inflated upon impact must be a part of an official police report of the Covered Accident or be certified, in writing, by the investigating officer(s) and submitted with your claim to Us. If such certification or police report is not available or it is unclear whether you were wearing a seatbelt or positioned in a seat protected by a properly functioning and properly deployed Supplemental Restraint System, We will pay $1,000 to your beneficiary. In the case of a child, seatbelt means a child restraint, as required by state law and approved by the National Highway Traffic Safety Administration, properly secured and being used as recommended by its manufacturer for children of like age and weight at the time of the Covered Accident. "Supplemental Restraint System" means an airbag that inflates upon impact for added protection to the head and chest areas. "Automobile" means a self-propelled, private passenger motor vehicle with four or more wheels that is a type both designed and required to be licensed for use on the highway of any state or country. Automobile includes, but is not limited to, a sedan, station wagon, sport utility vehicle, or a motor vehicle of the pickup, van, camper, or motor-home type. Automobile does not include a mobile home or any motor vehicle that is used in mass or public transit. Special Adaptation Benefit - We will pay 10% of the Principal Sum up to $10,000, if you suffer a “Presumptive Disability” and require a special housing adaptation or a special Vehicle to accommodate the disability. Benefits will not be payable unless your Doctor certifies them as necessary. “Presumptive Disability” means We will presume you are Totally Disabled if you suffer the complete and irrecoverable loss of sight of both eyes, speech, hearing in both ears, or of any two limbs, hands or feet, provided the loss occurs within one year of the Covered Accident. “Vehicle” means a private passenger land motor vehicle. It includes automobiles, vans, and four wheel drive vehicles. It does not include a vehicle used for farming, commercial business, racing or any type of competitive speed event. Special Counseling Benefit - We will pay $100 per session for up to 10 counseling sessions for mental health counseling to assist you in dealing with a Covered Loss, if you suffer an Injury that results in a loss as outlined in the Schedule of Covered Losses for which the Accidental Death and Dismemberment Benefit is payable; and obtain mental health counseling. The Maximum Amount for this benefit is $1,000 per Covered Loss. Exclusions and Limitations: We will not pay benefits for any loss or Injury that is caused by, or results from:  intentionally self-inflicted Injury.  suicide or attempted suicide.  war or any act of war, whether declared or not (except as provided by the Policy).  a Covered Accident that occurs while on active duty service in the military, naval or air force of any country or international organization. Upon Our receipt of proof of service, We will refund any premium paid for this time. Reserve or National Guard active duty training is not excluded unless it extends beyond 31 days.  sickness, disease, bodily or mental infirmity, bacterial infections, except infections which occur as a result of accidental injury or accidental involuntary or unintentional ingestion of a contaminated substance.  piloting or serving as a crewmember in any aircraft (except as provided by the Policy).  commission of, or attempt to commit, a felony. This insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit Us from providing insurance, including, but not limited to, the payment of claims.

CL1 Page 5 War Risk Coverage: We will pay benefits for Covered Losses due to Covered Accidents resulting from war or acts of war anywhere in the world, except the following countries:  the United States  The Covered Person’s Home Country  The Covered Person’s Country of Permanent Assignment The war exclusion is deleted to the extent coverage is provide by the terms and conditions of War Risk Coverage. “Home Country” means a country from which you hold a passport. If you hold passports from more than one Country, your Home Country will be the country that you declared to Us in writing as your Home Country. “Country of Permanent Assignment” means a country, other than your Home Country, in which the Policyholder requires you to work for a period of time that exceeds 180 continuous days. We will not pay more than $15,000,000 per occurrence for war risk benefits. This limit shall apply to Injuries sustained from all acts of war in a consecutive 72-hour period. If but for this limit We would pay more than $15,000,000, then the benefits We will pay to each Covered Person will be reduced in the same proportion, so that the total amount We will pay for war risk coverage is $15,000,000. Out-of-Country Medical Expense Benefit In addition to the accident benefits provided by your business travel plan, we will pay the additional benefits listed below if you are injured as the result of a Covered Accident or become sick while traveling on business outside your Home Country or Country of Permanent Assignment provided the trip does not exceed 180 days. This coverage will begin on the later of the scheduled departure date or the date you leave your Home Country or Country of Permanent Assignment on a trip authorized by the Participating Organization. Coverage will end on the earliest of your scheduled return date, the date you return to your Home Country or Country of Permanent Assignment, or the date your Personal Deviation is more than 14 days. Medical Expense Benefits - We will pay for Covered Expenses that result directly from a Covered Accident or Sickness. These benefits are payable to the earlier of the date you return to your Home Country or Country of Permanent Assignment, or 26 weeks from the date of a Covered Accident or Sickness provided the first Covered Expense was incurred within 30 days after the date of Covered Accident or Sickness. The Maximum Benefit for all Accident and Sickness benefits for you is $250,000; for your spouse is $250,000; and for your children is $250,000, subject to a Deductible of $0 per Covered Accident or Sickness. The following limits also apply: The maximum for Dental Treatment (Injury only) is $1,000. The maximum for Emergency Medical Treatment of Pregnancy is treated as any other medical condition. The maximum for Room & Board charges is the average semi-private room rate. The maximum for ICU Room & Board Charges is two (2) times the average semi-private room rate. Medical Expense Benefits are only payable: 1) for 100% of the Usual and Customary Charges incurred after the Deductible, if any, has been met; 2) for those Medically Necessary Covered Expenses that the Covered Person incurs; and 3) for charges incurred for services rendered to you while traveling outside of your Home Country or Country of Permanent Assignment. Emergency Medical, Emergency Medical Evacuation and Repatriation of Remains Benefits are extended to include travel outside of your Home Country or Country of Permanent Assignment. In addition to the exclusions above, We will not pay benefits for any loss, treatment, or services resulting from:  Routine physicals and care of any kind.  Routine dental care and treatment.  Cosmetic surgery, except for reconstructive surgery needed as the result of an Injury.  Routine nursery care.

CL1 Page 6  Eye refractions or eye examinations for the purpose of prescribing corrective lenses or for the fitting thereof; eyeglasses, contact lenses, and hearing aids.  Services, supplies, or treatment including any period of Hospital confinement which is not recommended, approved, and certified as medically necessary and reasonable by a Doctor, or expenses which are non-medical in nature.  Treatment or service provided by a private duty nurse.  Treatment by any Immediate Family Member or member of the Insured’s household.  Expenses incurred during holiday travel, or travel for purposes of seeking medical care or treatment, or for any other travel that is not in the course of the Policyholder’s business (unless Personal Deviations are specifically covered).  Covered medical expenses for which the Covered Person would not be responsible for in the absence of the Policy.  Any expense paid or payable by any other valid and collectible group insurance plan.  Injury or sickness for which benefits are paid or payable under any workers’ compensation or occupational disease law or act, or similar legislation, whether United States federal or foreign law. If we determine the benefits paid under the Out-of-Country Medical Plan are eligible benefits under any other benefit plan, We may seek to recover any expenses covered by another plan to the extent that the Insured is eligible for reimbursement. IMPORTANT NOTICE This policy provides travel insurance benefits for individuals traveling outside of their home country. This policy does not constitute comprehensive health insurance coverage (often referred to as “major medical coverage”) and does not satisfy a person’s individual obligation to secure the requirement of minimum essential coverage under the Affordable Care Act (ACA). For more information about the ACA, please refer to www.HealthCare.gov. Definitions: “Covered Accident” means an accident that occurs while coverage is in force for you and results directly in a loss or Injury covered by the Policy for which benefits are payable. “Covered Person” means any eligible person for whom the required premium is paid. “Injury” means accidental bodily harm sustained by you that results directly from a Covered Accident. All injuries sustained by one person in any one Accident, including all related conditions and recurrent symptoms of these injuries, are considered a single Injury. Medical Emergency” means a condition caused by an Injury or Sickness that manifests itself by symptoms of sufficient severity that a prudent lay person possessing an average knowledge of health and medicine would reasonably expect that failure to receive immediate medical attention would place the health of the person in serious jeopardy. “Sickness” means an illness, disease or condition that causes a loss for which you incur medical expenses while covered under this Policy. All related conditions and recurrent symptoms of the same or similar condition will be considered one Sickness. “Trip” means travel by air, land, or sea from your Home Country. “We, Our, Us” means the insurance company underwriting this insurance or its authorized agent. You must provide notification of a claim within 90 days of an Accident or Loss. If notice cannot be given within that time, it must be given as soon as reasonably possible. This notice should identify you, the Policyholder, and the Policy Number. Policy Number: ADD N04156870, Underwritten by ACE American Insurance Company, 436 Walnut Street, Philadelphia, PA 19106 Contact Information: For customer service, eligibility verification, plan information, or to file a claim, contact: Chubb NA at 800-336-0627 (from inside the U.S.) or 302-476-6194 (from outside the U.S.); fax 302-476-6154 for claims or inquiries or e-mail diane.basa@chubb.com or aceaandhclaims@chubb.com. Mail claims to: Chubb Accident & Health, PO Box 5124, Scranton, PA 18505-0556. Travel Assistance Services: Please contact the Policyholder for information about your travel assistance services and how to contact the assistance provider when you are traveling.

CL1 Page 7 This Description of Coverage is a brief description of the important features of the insurance plan. It is not a contract of insurance. The terms and conditions of coverage are set forth in the Policy issued to your employer. The Policy is subject to the laws of the state in which it was issued. Coverage may not be available in all states or certain terms or conditions may be different if required by state law. Please keep this information as a reference.